                                                                    EXHIBIT 10.4


THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.


                                WARRANT AGREEMENT

         This Warrant Agreement (the "AGREEMENT") dated as of June 30, 2003 between US Dataworks, Inc., a Nevada corporation (the "COMPANY"), and Societe Financiere Privee, S.A. ("WARRANT HOLDER").

         WHEREAS, pursuant to a certain Convertible Debenture and Warrant Agreement, of even date herewith (the "DEBENTURE AGREEMENT"), the Company proposes to issue to Warrant Holder one thousand warrants (the "WARRANTS") for every ten thousand dollars ($10,000) of Purchase Price (as such term is defined in the Debenture Agreement) paid to the Company, in accordance with the Debenture Agreement. Each Warrant shall entitle the Warrant Holder to purchase one share of Common Stock at an exercise price per share equal to 125% of the 10-day average closing bid price of the Company's Common Stock ("COMMON STOCK" or "Shares") according to the American Stock Exchange (or any other national securities exchange upon which the Company's common stock is primarily listed) for the ten (10) trading days immediately prior to the execution of the Debenture Agreement.

         Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Debenture Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         1. ISSUANCE OF WARRANT CERTIFICATES AND SURRENDER OF ORIGINAL AND ADDITIONAL WARRANTS.

         The Warrant certificates to be delivered pursuant to this Agreement (the "WARRANT CERTIFICATES") shall be executed on behalf of the Company by its Chief Executive Officer, President or any Vice President under its corporate seal reproduced thereon and attested by its corporate Secretary or one of its assistant Secretaries. Warrant Certificates may be exchanged, at the Warrant Holder's option, when surrendered to the Company for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants.

         2. RIGHT TO EXERCISE WARRANTS(a)

         (a) Each Warrant may be exercised from the date of this Agreement until 11:59 P.M. (Pacific Standard Time) on June 30, 2006 (the "EXPIRATION DATE"), pursuant to the provisions set forth in this Agreement. Each Warrant not exercised on or before the Expiration Date shall expire. Subject to the provisions of this Agreement, the holder of each Warrant shall have the right to purchase from the Company, and the Company shall issue and sell to each such Warrant Holder, at an exercise price per share equal to one hundred twenty-five percent (125%) of the ten (10) day average closing bid price of the Company's Common Stock according to the American Stock Exchange (or any other national securities exchange upon which the Company's common stock is primarily listed) for the ten (10) trading days immediately prior to the execution of the Debenture Agreement (the "EXERCISE PRICE"), one fully paid and nonassessable Share upon surrender to the Company of the Warrant Certificate evidencing such Warrant, with the form of election to purchase duly completed and signed and evidence of payment of the Exercise Price.

         Upon surrender of such Warrant Certificate and payment of the Exercise Price, the Company shall cause the corresponding number of Shares ("WARRANT SHARES") to be issued and delivered promptly to the Warrant Holder. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. The Warrants evidenced by a Warrant Certificate shall be exercisable at the election of the holder thereof, subject to the provisions of Sections 4 and 5 hereof.

         3. RESERVATION OF SHARES.

         The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants. The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

         4. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

         Warrant Holder represents and warrants to the Company that Warrant Holder is acquiring the Warrants for investment and with no present intention of distributing or reselling any of the Warrants. The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

         Certificates for Warrants or Shares shall also bear such legends as may be required from time to time by law.

         5. PIGGYBACK REGISTRATION RIGHTS. Should the Company propose to register any of its common stock under the Securities Act for any reason other than a registration of securities with respect to its employee benefit plans, the Company shall, at such time, promptly give Warrant Holder ten (10) days' advance written notice of such registration ("REGISTRATION NOTICE"). Only in the instance where Warrant Holder has given the Company written notice, within five
(5) days of its receipt of the Registration Notice, directing the Company NOT to register all of its Warrant Shares, the Company shall otherwise cause to be registered under the Securities Act all of Warrant Holder's outstanding Warrant Shares, subject to any adjustment or cutbacks made by the Company's underwriter in its sole discretion. Warrant Holder agrees to promptly return to the Company any shareholder questionnaire or other documentation the Company may require Warrant Holder to submit as required under federal and state securities laws. The Company's obligations pursuant to this Section 5 shall terminate on the earlier to occur of: (a) the second anniversary of the date of issuance of the Warrant Shares and (b) such time when all Warrant Shares held by Warrant Holder may be sold pursuant to Rule 144 under the Securities Act during any three (3) month period.

         6. RULE 144.

         If the Company shall be subject to the reporting requirements of
Section 13 of the 1934 Act, the Company will use its best efforts to file timely all reports required to be filed from time to time with the Commission (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Company under the Act). If there is a public market for any Shares of the Company at any time that the Company is not subject to the reporting requirements of either of said
Section 13 or 15(d), the Company will, upon the request of any holder of any Shares or Warrants, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144. The Company will furnish to each holder of any Shares or Warrants, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2,) as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable such holder to complete any Form 144 required to be flied with the Commission pursuant to said Rule 144.

         7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES AND CLASS OF CAPITAL STOCK PURCHASABLE.

         The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 6.

                  (i) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company: pays a dividend or makes a distribution on its Common Stock, in each case, in Shares of its Common Stock; subdivides its outstanding Shares of Common Stock into a greater number of Shares; combines its outstanding Shares of Common Stock into a smaller number of Shares; makes a distribution on its Common Stock in Shares of its capital stock other than Common Stock; or issues by reclassification of its Shares of Common Stock any Shares of its capital stock; then the number and classes of Shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of Shares of capital stock of the Company which such Warrant Holder would have owned immediately following such action if such Warrant Holder had exercised the Warrant immediately prior to such action.

                  (ii) CONSOLIDATION, MERGER OR SALE OF THE COMPANY. If the Company is a party to a consolidation, merger or transfer of assets that reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company obligations under this Agreement. Upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets that the holder of a Warrant would have owned immediately after the consolidation, merger or transfer if the Warrant Holder had exercised the Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section.

         8. NOTICES TO COMPANY AND WARRANT HOLDER.

         Any notice or demand authorized by this Agreement to be given or made by any registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Holders) to the Company.

         Any notice pursuant to this Agreement to be given by the Company to Warrant Holder shall be sufficiently given if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by Warrant Holder with the Company) to Warrant Holder at the address provided on page 5 of this Agreement.

         9. SUPPLEMENTS AND AMENDMENTS.

         The Company and Warrant Holder may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Warrant Holder may deem necessary or desirable and which the Company and Warrant Holder deem shall not adversely affect the interests of other Warrant Holders.

         10. SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company or Warrant Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

         11. GOVERNING LAW.

         This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Nevada and for all proposes shall be governed by and construed in accordance with the laws of said State.

         12. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

         13. ATTORNEYS FEES.

         In the event of any action by the Warrant Holder of this Agreement or any certificate issued pursuant hereto to enforce the terms hereof, the Company shall pay all of the Warrant Holder's reasonable attorneys' fees and costs in connection therewith.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

                                                   US Dataworks, Inc.


______________________________                     _____________________________
Societe Financiere Privee, S.A.                    Its authorized representative

                                                   _____________________________
Address: _____________________                     Title

______________________________

______________________________

                                US DATAWORKS, INC

                               WARRANT CERTIFICATE



NO. _____                                              ________________ WARRANTS

         This Warrant Certificate certifies that SFP or registered assigns, is the registered holder of a total of _____________________________________________ (___________) warrants (the
"WARRANTS"), which shall expire on June 30, 2006 (the "EXPIRATION DATE"), to purchase Common Stock, par value $.0001 per share (the "COMMON STOCK") of US Dataworks, Inc., a Nevada corporation (the "COMPANY"). Each Warrant entitles the holder to purchase from the Company before 11:59 p.m. (Pacific Standard Time) on the "EXPIRATION DATE" one fully paid and nonassessable share of Common Stock of the Company at the exercise price for each Warrant, subject to adjustment in certain events (the "EXERCISE PRICE"), provided that upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but only subject to the terms and conditions set forth herein. As used herein, "SHARE" or "SHARES" refers to the Common Stock of the Company and, where appropriate, to the other securities or property issuable upon exercise of a Warrant as provided for in the Agreement upon the happening of certain events. Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Warrant Agreement.

         The Exercise Price and the number of Shares and classes of capital stock purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Agreement. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his or her assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

         No Warrant may be exercised after 11:59 P.M. (Pacific Standard Time) on the corresponding Expiration Date. All Warrants evidenced hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of June 30, 2003 (the "WARRANT AGREEMENT") duly executed by the Company and Holder. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder of the Warrant Certificates).

         The Company may deem and treat the person(s) registered in the Company's register as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all purposes, and the Company shall not be affected by any notice to the contrary.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

US Dataworks, Inc.                                Attested


_______________________________________           ______________________________
Charles Ramey, Chief Executive Officer



                                                  ______________________________
                                                  Printed Name and Title

                              ELECTION TO PURCHASE


                    (To be executed upon exercise of Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ Shares and herewith includes the payment for such Shares in the amount of $____________________ all in accordance with the terms hereof. The undersigned requests that certificates for such Shares be registered in the name of __________________________ whose address is _____________________________________ and that such certificates be delivered to ________________________ whose address is _______________________________________. If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Shares be registered in the name of ___________________________ whose address is ___________________ and that such Certificates be delivered to
__________________________________________ whose address is ______________.


Dated: __________________                  Signature: __________________________

(SIGNATURE MUST CONFORM IN ALL RESPECTS TO NAME OF HOLDER AS SPECIFIED ON A THE FACE OF THE WARRANT CERTIFICATE)